Exhibit 99.1

Westwood Holdings Group, Inc. Names Martin J. Weiland to its Board of Directors

Dallas, November 29, 2010 – Westwood Holdings Group, Inc. (NYSE: WHG) today announced the election of Martin J. Weiland to its Board of Directors.

Mr. Weiland is the former Chairman, President and Chief Executive Officer of Northern Trust Bank of Texas, having served as CEO from 1997 to 2009. He has more than 35 years experience in the trust and investment management industry, including senior roles at First Republic Bank, Texas Commerce Bank and Continental Illinois Bank. Mr. Weiland has been active in a broad range of civic and professional organizations and has served on a number of industry associations.

“We are very pleased to have Marty join our board,” said Brian O. Casey, President and Chief Executive Officer of Westwood. “Marty is a recognized leader in the community and has extensive experience in private wealth management. We look forward to his contribution and welcome him to the Westwood Holdings Group, Inc. and Westwood Trust Board of Directors.”

Mr. Weiland added, “I have admired the results Westwood has achieved for its clients and shareholders through diverse market environments. I look forward to joining the Westwood team and being an asset to the company, its staff and its shareholders.”

About Westwood

Westwood Holdings Group, Inc. manages investment assets and provides services for its clients through two subsidiaries, Westwood Management Corp. and Westwood Trust. Westwood Management Corp. is a registered investment advisor and provides investment advisory services to corporate pension funds, public retirement plans, endowments, foundations, the WHG Funds, other mutual funds and clients of Westwood Trust. Westwood Trust provides trust services and participation in common trust funds that it sponsors to institutions and high net worth individuals. Westwood Holdings Group, Inc. trades on the New York Stock Exchange under the symbol “WHG.”

For more information on Westwood, please visit www.westwoodgroup.com.

For more information on the WHG Funds, please visit www.whgfunds.com.

Note on Forward-looking Statements

Statements in this press release that are not purely historical facts, including statements about our expected future financial position, results of operations or cash flows, as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “could,” “goal,” “target,” “designed,” “on track,” “comfortable with,” “optimistic” and other similar expressions, constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Actual results and the timing of some events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including, without limitation: our ability to identify and successfully market services that appeal to our customers; the significant concentration of our revenues in four of our customers; our relationships with investment consulting firms; our relationships with current and potential customers; our ability to retain qualified personnel; our ability to successfully develop and market new asset classes; our ability to maintain our fee structure in light of competitive fee pressures; competition in the marketplace; downturn in the financial markets; the passage of legislation adversely affecting the financial services industries; interest rates; changes in our effective tax rate; our ability to maintain an effective system of internal controls; and the other risks detailed from time to time in Westwood’s SEC filings, including but not limited to, its annual report on Form 10-K for the year ended December 31, 2009 and its quarterly report on Form 10-Q for the quarters ended September 30, 2010, June 30, 2010 and March 31, 2010. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Except as required by law, Westwood is not obligated to publicly release any revisions to these forward-looking statements to reflect the events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.

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(WHG-G)

CONTACT:

Westwood Holdings Group, Inc.

Bill Hardcastle

(214) 756-6900